Prospectus supplement dated June 1, 2017
to the following prospectus(es):
Nationwide Income Architect Annuity
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective May 1, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Mutual Fund and Variable Insurance Trust – Catalyst Insider Buying VA Fund	Mutual Fund and Variable Insurance Trust – Rational Insider Buying VA Fund
(2)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective June 5, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Janus Aspen Series - Forty Portfolio: Service Shares	Janus Henderson VIT Forty Portfolio: Service Shares
PRO-0041-6